UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

[x]  Filed  by  the  Registrant
[ ]  Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  under  Sec.  240.14a-12


                         CONCURRENT COMPUTER CORPORATION
                   -----------------------------------------
                 (Name of Registrant as Specified in Its Charter)


                                      N/A
                   -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[x]  No  fee  required

[ ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title  of  each  class  of  securities  to  which  transaction applies:

     2)  Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

     4)  Proposed  maximum  aggregate  value  of  transaction:

     5)  Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing  Party:
     4)  Date  Filed:

                                [GRAPHIC OMITED]
                                   CONCURRENT
                                  COMPUTER
                                 CORPORATION




                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                               AND PROXY STATEMENT





                                 RETURN OF PROXY

Please complete, sign, date and return the enclosed proxy promptly in the enclosed addressed envelope even if you plan to attend the meeting. Postage need not be affixed to the enclosed envelope if mailed in the United States. If you attend the meeting and vote in person, the proxy will not be used. The immediate return of your proxy will be of great assistance in preparing for the meeting and is therefore urgently requested.

                                [GRAPHIC OMITED]
                                   CONCURRENT
                                  COMPUTER
                                 CORPORATION




Dear  Fellow  Stockholder:

     It is my pleasure to invite you to attend the Concurrent Computer Corporation 2001 Annual Meeting of Stockholders to be held at the Hilton Atlanta Northeast, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, at 2:00 p.m., on Thursday, October 25, 2001.

     Your vote is important. To be sure your shares are voted at the meeting, even if you plan to attend the meeting in person, please sign and return the enclosed proxy card today. This will not prevent you from voting your shares in person if you are able to attend. Your cooperation is appreciated since a majority of the outstanding shares of Concurrent's common stock must be represented, either in person or by proxy, to constitute a quorum.

     We look forward to meeting with you and sharing our views on the progress of Concurrent Computer Corporation.

                                   Sincerely,



                                   Jack  A.  Bryant
                                   President  and  Chief  Executive  Officer

Duluth,  Georgia
September  19,  2001

                         CONCURRENT COMPUTER CORPORATION


                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD THURSDAY, OCTOBER 25, 2001

     The 2001 Annual Meeting of Stockholders of Concurrent Computer Corporation will be held at the Hilton Atlanta Northeast, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, at 2:00 p.m., on Thursday, October 25, 2001. The meeting is being held to consider and act upon the following matters:

To elect seven (7) directors to serve until the next annual meeting of stockholders.

To ratify the selection by the Board of Directors of Deloitte & Touche LLP as Concurrent's independent auditors for the fiscal year ending June 30, 2002.

To  adopt  the  Concurrent  Computer  Corporation  2001  Stock  Option  Plan.

To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     The Board of Directors has established August 27, 2001 as the record date for the determination of stockholders entitled to vote at the meeting. Only holders of record of common stock at the close of business on August 27, 2001 will be entitled to vote. A list of stockholders as of the record date will be available for inspection by stockholders at Concurrent's headquarters, 4375 River Green Parkway, Duluth, Georgia, during regular business hours in the ten-day period prior to the meeting and at the place of the meeting on the day of the meeting.

     All  stockholders  are  cordially  invited  to  attend  the  meeting.

                                   By  order  of  the  Board  of  Directors,



                                   Steven  R.  Norton
                                   Executive Vice President, Chief Financial
                                   Officer  and  Secretary

September  19,  2001

                         CONCURRENT COMPUTER CORPORATION
                            4375 RIVER GREEN PARKWAY
                             DULUTH, GEORGIA  30096

                                 PROXY STATEMENT

     This proxy statement and proxy card are first being sent to stockholders on or about September 24, 2001 and are furnished in connection with the solicitation of proxies to be voted at the 2001 Annual Meeting of Stockholders of Concurrent Computer Corporation to be held at the Hilton Atlanta Northeast, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, at 2:00 p.m. on Thursday, October 25, 2001. The enclosed proxy is solicited by Concurrent's Board of Directors.


                            ABOUT THE ANNUAL MEETING

WHY  AM  I  RECEIVING  THIS  PROXY  STATEMENT  AND  PROXY  CARD?

     You are receiving a proxy statement and proxy card because you own shares of Concurrent common stock. This proxy statement describes issues on which Concurrent would like you, its stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy card, you appoint Jack A. Bryant and Steven R. Norton as your representatives at the meeting. Mr. Bryant and Mr. Norton will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

     If an issue comes up for vote at the meeting that is not on the proxy card, Mr. Bryant and Mr. Norton will vote your shares, under your proxy, in accordance with their best judgment.

WHAT  AM  I  VOTING  ON?

     You are being asked to vote on: (1) the election of seven directors, (2) the ratification of the selection of Deloitte & Touche LLP as our independent auditors, and (3) the approval of Concurrent's 2001 Stock Option Plan. No cumulative voting rights are authorized and dissenters' rights are not applicable to these matters.

WHO  IS  ENTITLED  TO  VOTE?

     Stockholders as of the close of business on August 27, 2001 are entitled to vote. This is referred to as the record date. Each share of common stock is entitled to one vote.

HOW  DO  I  VOTE?

     You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope.

     You may vote in person at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.

HOW  MANY  VOTES  DO  YOU  NEED  TO  HOLD  THE  MEETING?

     Shares are counted as present at the meeting if the stockholder either is present and votes in person at the meeting or has properly submitted a proxy card.

     As of August 27, 2001, 60,780,770 shares of our common stock were issued and outstanding. A majority of our outstanding shares as of the record date, equal to 30,390,386 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum.

WHAT  DOES  IT  MEAN  IF  I  RECEIVE  MORE  THAN  ONE  PROXY  CARD?

     It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted. You may wish to consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address for better customer service.

WHAT  IF  I  CHANGE  MY  MIND  AFTER  I  RETURN  MY  PROXY?

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - sending written notice to our Secretary at 4375 River Green Parkway, Duluth, Georgia 30096;
     -    signing  another  proxy  with  a  later  date;  or
     -    voting  again  at  the  meeting.

HOW  MAY  I  VOTE  FOR  THE  NOMINEES  FOR  ELECTION  OF  DIRECTOR?

     With  respect  to  the  election  of  nominees  for  director,  you  may:

     -    vote  FOR  the  election  of  the  seven  nominees  for  director;
     -    WITHHOLD  AUTHORITY  to  vote  for  the  seven  nominees;  or
     -    WITHHOLD  AUTHORITY  to  vote for one or more of the nominees and vote
          FOR  the  remaining  nominees.

HOW MANY VOTES MUST THE NOMINEES FOR ELECTION OF DIRECTOR RECEIVE TO BE ELECTED?

     The seven nominees receiving the highest number of affirmative votes will be elected as directors. This number is called a plurality.

WHAT  HAPPENS  IF  A  NOMINEE  IS  UNABLE  TO  STAND  FOR  RE-ELECTION?

     The board of directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee.

HOW  MAY  I  VOTE  FOR  THE  RATIFICATION  OF  THE  SELECTION OF THE INDEPENDENT
AUDITORS?

     With respect to the proposal to ratify the selection of Deloitte & Touche LLP as our independent auditors for fiscal year 2002, you may:

     -    vote  FOR  ratification;
     -    vote  AGAINST  ratification;  or
     -    ABSTAIN  from  voting  on  the  proposal.

HOW MANY VOTES MUST THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS RECEIVE TO PASS?

     The ratification of the selection of the independent auditors must receive the affirmative vote of a majority of shares present or represented at the meeting.

HOW  MAY  I  VOTE  FOR  THE  ADOPTION  OF  CONCURRENT'S  2001 STOCK OPTION PLAN?

     With  respect to the proposal to adopt the 2001 Stock Option Plan, you may:

     -    vote  FOR  adoption;
     -    vote  AGAINST  adoption;  or
     -    ABSTAIN  from  voting  on  the  proposal.

HOW MANY VOTES MUST THE ADOPTION OF CONCURRENT'S 2001 STOCK OPTION PLAN RECEIVE TO PASS?

     The adoption of the 2001 Stock Option Plan must receive the affirmative vote of a majority of shares present or represented at the meeting.

WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

     If you return a signed card but do not provide voting instructions, your shares will be voted FOR the seven named director nominees, FOR the ratification of the appointment of the independent auditors and FOR the adoption of the 2001 Stock Option Plan.

     If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

     If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the matters discussed in this proxy. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

     A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                              ELECTION OF DIRECTORS
                               (ITEM 1 OF NOTICE)

     In accordance with Concurrent's Bylaws, the Board of Directors has reduced the number of directors constituting the Board of Directors from eight members to seven members. The following nominees are standing for re-election to the Board of Directors at the meeting: Alex B. Best, Michael A. Brunner, Jack A. Bryant, Morton E. Handel, Bruce N. Hawthorne, C. Shelton James and Steve G. Nussrallah. Directors will be elected to hold office until the 2002 Annual Meeting of Stockholders and until their successors have been elected and qualified.

     Richard P. Rifenburgh, who has served on Concurrent's Board of Directors for ten years, has decided not to stand for re-election. The Board thanks him for his dedicated efforts on behalf of Concurrent.

     There are no arrangements or understandings between any nominee and any other person pursuant to which he was or is to be selected as a Director or nominee. None of the nominees nor any of the incumbent Directors is related to any other nominee or Director or to any executive officer of Concurrent or any of its subsidiaries.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR.

NOMINEES  FOR  ELECTION  OF  DIRECTOR

       Information on each of the nominees for the Board of Directors, including each nominee's principal occupation and business experience for at least the last five years and the name of other publicly held companies in which he serves as a director, is set forth below.

     ALEX B. BEST. Age 60 and a Director since January 2001. Mr. Best recently retired as Executive Vice President of Engineering for Cox Communications, where he had worked since 1986. Before joining Cox, Mr. Best spent 20 years with Scientific-Atlanta where he was involved in numerous cable television product developments and business applications. He is also a member of the National Cable Television Association's (NCTA) Engineering Advisory Committee, the Society for Cable Television Engineers (SCTE), and the Technical Advisory Committee of CableLabs, Inc., a research and development group.

     MICHAEL A. BRUNNER. Age 68 and a Director since November 1994. From 1986 to 1992, Mr. Brunner was President of AT&T Federal Systems, a division of AT&T focused on federal communications and computer systems programs. He served in additional management, operating, sales, accounting and personnel positions with AT&T during a career that spanned over 37 years.

     JACK A. BRYANT. Age 43, President and Chief Executive Officer since October 2000 and a Director since January 2001. Mr. Bryant served as President of our Xstreme division from July 2000 to October 2000. Prior to joining Concurrent, he held a number of positions at Antec Corporation, a communications technology company that specializes in hybrid-fiber-coax-based networks, from 1991 to June 2000. The positions included, from March 1998 to June 2000, President of the Network Technologies Group, from January 1996 to March 1998, President of the Digital Systems Division, and from January 1995 to January 1996, Vice President of Marketing. Before joining Antec, Mr. Bryant held various product marketing and sales positions at General Instrument and Scientific-Atlanta.

     MORTON E. HANDEL. Age 66 and a Director since June 1991. Mr. Handel served as Chairman of the Board from April 2000 to October 2000 and from November 1996 through October 1997. He is President of S&H Consulting, Ltd., a privately held investment and consulting company. He also is President and Chief Executive Officer of Ranger Industries, Inc., formerly Coleco Industries, Inc. From 1988 to 1990, he served as Chairman of the Board and Chief Executive Officer of Coleco Industries, Inc., a publicly held company and formerly a manufacturer of toys and games. He is currently Chairman of the Board of Marvel Enterprises, Inc., a New York Stock Exchange-listed toy and entertainment company, and a director of Linens 'n Things, Inc. Until February 2000, Mr. Handel was a director of CompUSA Inc., a New York Stock Exchange-listed technology products retailer, and until September 1999, Mr. Handel was a director of Ithaca Industries Inc., a private-label manufacturer of mens and ladies under and outerwear. He is also a former Vice Chairman of the Board of Regents of the University of Hartford, and serves on the boards of several not-for-profit entities.

     BRUCE N. HAWTHORNE. Age 51 and a Director since February 2000. Mr. Hawthorne has been a partner at the law firm of King & Spalding since 1982. He chairs King & Spalding's telecommunications industry practice and has broad experience in mergers and acquisitions, strategic joint ventures and corporate finance.

     C. SHELTON JAMES. Age 61 and a Director since July 1996. From May 1991 to October 1999, Mr. James served as Chief Executive Officer of Elcotel, Inc., a public company that manufactures telecommunications equipment. Until February 2000, Mr. James was also President of Fundamental Management Corporation, an investment management firm specializing in active investment in small capitalization companies. He served as Executive Vice President of Fundamental Management Corporation from 1990 to April 1993. Prior to 1990, Mr. James was Executive Vice President of Gould, Inc., a diversified electronics company, and President of Gould's Computer Systems Division. Mr. James is a Director of CSPI, DRS Technologies, SK Technologies, Inc. and Technisource, Inc.

     STEVE G. NUSSRALLAH. Age 51 and Chairman of our Board of Directors since October 2000. Mr. Nussrallah has been a general partner of Noro-Moseley Partners since January 2001. He served as our President and Chief Executive Officer from January 2000 to October 2000 and as President of the Xstreme division from January 1999 to December 1999. From March 1996 to March 1998, he served as President and Chief Operating Officer of Syntellect Inc., a publicly-held supplier of call center solutions to the cable television industry. From January 1990 to March 1996, Mr. Nussrallah served as President and Chief Operating Officer of Telecorp Systems Inc., a privately held supplier of call center solutions, which was acquired by Syntellect Inc. in March 1996. From 1984 to 1990, Mr. Nussrallah was employed by Scientific-Atlanta. He initially served as vice president of engineering for Scientific-Atlanta's cable television operation and later served in positions of increasing responsibility, including Vice President and General Manager of its Subscriber Business Unit.

CORPORATE  GOVERNANCE  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     Concurrent is organized under the laws of the State of Delaware. It is governed by a Board of Directors. As permitted under Delaware law and Concurrent's Certificate of Incorporation and Bylaws, the Board of Directors has established and delegated certain authority and responsibility to four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Finance Committee. The Board annually reviews the membership of and the authority and responsibility delegated to each committee at the organizational meeting of Directors immediately following the Annual Meeting of Stockholders. Mr. Bryant is a non-voting ex officio member of all Committees of which he is not otherwise a member. From time to time as required, the Chairman of the Board has the authority from the Board of Directors to establish a nominating committee to recommend nominees to fill vacancies on the Board, newly created directorships, and expired terms of Directors.

     Executive Committee. The current members of the Executive Committee are Messrs. Handel (Chairman), Rifenburgh and Nussrallah. The Committee has, to the extent legally permitted, the power and authority of the Board of Directors in periods between meetings of the full Board. No meetings of the Executive Committee were held during fiscal 2001. All matters that could have been addressed by the Committee during the fiscal year were addressed by the full Board of Directors.

     Audit Committee. The current members of the Audit Committee are Messrs. James (Chairman), Rifenburgh and Handel. The principal responsibilities of the Committee are:

     - to review Concurrent's financial statements contained in filings with the Securities and Exchange Commission;

     - to review matters relating to the examination of Concurrent by its independent auditors, accounting procedures and controls;

     - to review the use and security of Concurrent's liquid assets through the review of the Treasurer's function; and

     - to recommend the appointment of independent accountants to the Board for its consideration and approval subject to ratification by the stockholders.

There  were  4  meetings  of  the  Audit  Committee  during  fiscal  2001.

     Compensation Committee. The current members of the Compensation Committee are Messrs. Brunner (Chairman), Handel and Hawthorne. The principal responsibilities of the Committee are:

     - to make recommendations with respect to executive officer and senior management compensation and incentive compensation programs;

     - to administer Concurrent's stock option plans, stock purchase plan and stock bonus plan, including the issuance of stock in connection with Concurrent's retirement savings plan and incentive bonus plans, subject to certain limitations; and

     -    to  review  management  development  and  succession  programs.


There were 4 meetings of the Compensation Committee during fiscal 2001.

     Finance Committee. The current members of the Finance Committee are Messrs. Handel (Chairman), Hawthorne, James and Nussrallah. The principal responsibilities of the Committee are:

     - to review and appraise Concurrent's future capital structure needs, its source and use of funds, its existing and planned credit facilities, and its forecasted financial condition; and to review the principal terms and conditions of proposed acquisitions of additional long-term capital through the issuance of either debt and/or equity securities;

     - to review financial criteria required to support capital expenditures and review major capital expenditure requests; and

     - to oversee Concurrent's compliance with financial covenants in its financing documents and procedures to determine the possibility of Concurrent's inability to comply with such financial covenants.

There were 5 meetings of the Finance Committee during fiscal 2001.

     During fiscal 2001, there were 8 meetings of the Board of Directors. All of the Directors attended more than 75% of the aggregate number of meetings of the Board and the Committees on which they served during fiscal 2001.

COMPENSATION  OF  DIRECTORS

     Non-employee Directors receive a $15,000 annual retainer payable upon election as Director of Concurrent at the annual meeting of stockholders. A non-employee who becomes a Director of Concurrent after the annual meeting of stockholders receives a pro rata portion of the annual retainer, payable at the time of becoming a non-employee Director. In addition, non-employee Directors receive $2,000 per meeting, including supplemental meetings in person with management where the business to be conducted cannot be reasonably accomplished during any scheduled meeting times and is necessary in furtherance of the required duties of a Director, not to exceed $2,000 per day for attendance at Board, Committee and supplemental meetings regardless of the number of meetings attended on a given day, payable following such meetings. Non-employee Directors who serve as a chairman of a committee of the Board of Directors receive $4,000 per annum, payable quarterly at the end of each quarter.

     Concurrent's 1991 Restated Stock Option Plan provides that upon the initial election of a non-employee Director, such non-employee Director automatically receives an option to purchase 20,000 shares of Concurrent common stock. On the date of each successive annual meeting of stockholders, each non-employee Director automatically receives an option to purchase 10,000 shares of Concurrent common stock. The options are fully vested non-statutory options and are priced at 100% of the fair market value of Concurrent common stock on the date of grant. Each option terminates, to the extent not exercised prior thereto, upon the earlier to occur of (a) the tenth anniversary of the date of grant and (b) three years following retirement from the Board of Directors. The proposed 2001 Stock Option Plan contains similar provisions relating to automatic grants for non-employee Directors.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain required summary compensation information for fiscal years 2001, 2000 and 1999 for (1) our former and current Chief Executive Officers, (2) our four other most highly compensated executive officers who earned more than $100,000 in salary and bonus during fiscal 2001, and (3) one other individual who would have been one of our four most highly compensated executive officers but for the fact that he was not serving as an executive officer at the end of fiscal 2001 (collectively, the "Named Executive Officers", for purposes of SEC regulations only).

                                        SUMMARY COMPENSATION TABLE


                                             ANNUAL COMPENSATION
                                         --------------------------
                                                                        LONG TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                                                         ------
                                                             OTHER     SECURITIES
                                                             ANNUAL    UNDERLYING     ALL OTHER
NAME AND                        FISCAL    SALARY    BONUS     COMP.      OPTIONS     COMPENSATION
PRINCIPAL POSITION               YEAR      ($)       ($)     ($)(1)        (#)         ($) (2)
------------------              ------   -------   -------   ------   ------------   ------------
J. A. BRYANT (3)                  2001   211,734   122,137       -         400,000        55,660
   President and Chief            2000         -         -       -               -             -
   Executive Officer              1999         -         -       -               -             -

S. G. Nussrallah (4)              2001   146,774         -       -               -     1,050,134
   Current Chairman,              2000   284,859   130,552       -          50,000        11,853
   Former President and Chief     1999   122,000    46,875       -       1,250,000         6,347
   Executive Officer

S. R. Norton                      2001   183,263    83,036       -               -        10,500
   Executive Vice President,      2000   111,724    38,430       -         400,000         6,703
   Chief Financial Officer and    1999         -         -       -               -             -
   Secretary

D. S. Dunleavy                    2001   196,734   113,070       -               -         8,296
   former President,              2000   212,844    73,200       -          35,000        10,708
   Real-Time Division             1999   200,000    40,000       -          40,000         9,241

R. E. Chism                       2001   168,270    45,500       -          65,000        12,536
   Vice President,                2000   160,000    43,920       -          26,000        76,901
   Research & Development,        1999   135,000    30,000       -          25,000         9,749
   Xstreme Division

                                        ANNUAL COMPENSATION
                                    ---------------------------
                                                                   LONG TERM
                                                                 COMPENSATION
                                                                    AWARDS
                                                                    ------
                                                         OTHER    SECURITIES
                                                        ANNUAL    UNDERLYING      ALL OTHER
NAME AND                    FISCAL   SALARY    BONUS     COMP.      OPTIONS     COMPENSATION
PRINCIPAL POSITION           YEAR     ($)       ($)     ($) (1)       (#)          ($) (2)
------------------          ------  --------  --------  -------  -------------  -------------
D. M. Nicholas                2001   174,130    52,500  47,271          65,000        50,620
  Vice President, North       2000   170,000    51,240       -               -        33,775
  America Cable Television    1999    52,000    16,666       -         400,000         3,139
  Sales, Xstreme Division

R. T.  Menzel
  Vice President,             2001   154,000   128,146       -               -        10,200
  Worldwide  Sales and        2000   154,000    49,776       -          25,000        10,020
  Marketing,                  1999   140,000    34,000       -          25,000         9,600
  Real-time Division

(1) None of the executive officers named in the Summary Compensation Table received personal benefits in excess of the lesser of $50,000 or 10% of total compensation for fiscal 2001, 2000 or 1999. Includes $47,271 for relocation and household disruption costs in fiscal 2001 for Mr. Nicholas.
(2) Represents Concurrent's matching contribution during the year to such person under Concurrent's Retirement Savings Plan, a defined contribution plan.
(3) Mr. Bryant joined Concurrent in July 2000 as President of our Xstreme division. Effective October 2000, Mr. Bryant became President and Chief Executive Officer. All Other Compensation includes a $45,000 sign-on bonus for Mr. Bryant per his employment agreement, which is subject to re-payment to the company in certain circumstances.
(4) Mr. Nussrallah joined Concurrent in January 1999 as the President of the Xstreme division, and the compensation reported for fiscal 1999 is for six months of that fiscal year. From January 2000 to October 2000, Mr. Nussrallah served as President and Chief Executive Officer of Concurrent. In October 2000, Mr. Nussrallah resigned from the position of President and Chief Executive Officer. All Other Compensation includes $1,049,400 which represents severance compensation payable to Mr. Nussrallah over a two year period commencing on December 1, 2000.

OPTION  GRANTS

     The  following  table  shows  all  grants  of  stock  options  to the Named
Executive Officers during fiscal 2001. No stock appreciation rights were granted during fiscal 2001.

                                       OPTION GRANTS IN LAST FISCAL YEAR


                                    INDIVIDUAL  GRANTS                     POTENTIAL REALIZABLE
                  ---------------------------------------------------              VALUE
                   NUMBER OF     PERCENT OF                                 AT ASSUMED ANNUAL
                  SECURITIES    TOTAL OPTIONS                              RATES OF STOCK PRICE
                  UNDERLYING     GRANTED TO     EXERCISE                APPRECIATION FOR OPTION
                    OPTIONS       EMPLOYEES    PRICE PER   EXPIRATION             TERM
NAME              GRANTED (1)  IN FISCAL 2001    SHARE        DATE       5% ($)(2)    10% ($)(2)
----              -----------  --------------  ----------  ----------   -----------   ----------
J. A. Bryant        400,000            38.1%   $    12.25  07/10/2010   $ 3,081,583   $7,809,337

S. G. Nussrallah          -               -             -           -             -            -

S. R. Norton              -               -             -           -             -            -

D. S. Dunleavy            -               -             -           -             -            -

R. E. Chism          50,000             4.8%   $   12.438  12/08/2010   $   391,110   $  991,148
                     15,000             1.4%   $     7.00  01/24/2011   $    66,034   $  167,343

D. M. Nicholas       50,000             4.8%   $   12.438  12/08/2010   $   391,110   $  991,148
                     15,000             1.4%   $     7.00  01/24/2011   $    66,034   $  167,343

R. T. Menzel              -               -             -           -             -            -

(1) Options granted in fiscal 2001 were made under the 1991 Restated Stock Option Plan. These options:
     - were granted at an exercise price equal to 100% of the fair market value of the common stock on the date of the grant;
     -    expire  ten  years  from  the  date  of  the  grant;  and
     -    vest as follows, subject to the terms and conditions of the 1991 Plan:
          Mr. Bryant's vest 27% after the first and second anniversary date of the grant and 46% at the third anniversary; Mr. Chism's vest 100% after the second anniversary date of the grant; and Mr. Nicholas' vest one fourth each anniversary date of the grant.
(2) Concurrent is required to use a 5% and 10% assumed rate of appreciation over the ten-year option terms. This does not represent Concurrent's projection of the future common stock price. If the common stock does not appreciate, the Named Executive Officers will receive no benefit from the options.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table provides information with respect to option exercises in fiscal 2001 and the number and value of exercised and unexercised options held by the Named Executive Officers at June 30, 2001.

                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                        FISCAL YEAR-END OPTION VALUES


                     NUMBER OF                       NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                  SHARES ACQUIRED      VALUE        UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                    ON EXERCISE    REALIZED (1)   OPTIONS AT FISCAL YEAR-END      FISCAL YEAR-END (2)
                  ---------------  ------------  ---------------------------  --------------------------
NAME                                             EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----                                             -----------   -------------  -----------  -------------
J. A. Bryant                    -             -            -         400,000            -              -

S. G. Nussrallah           36,000  $     90,000      544,807         422,222  $ 1,907,098  $   1,686,111

S. R. Norton                    -             -      125,000         275,000            -              -

D. S. Dunleavy             68,333  $    434,660            -          36,666            -  $      54,532

R. E. Chism                33,334  $    572,178      412,667          89,999  $ 1,940,764  $      34,082

D. M. Nicholas            107,000  $  1,561,130      107,000         251,000  $   277,130  $     481,740

R. T. Menzel               71,333  $    984,474            -          24,999            -  $      34,082

(1) This number is calculated by averaging the high and low market prices on the date of exercise to get the "average market price," subtracting the option exercise price from the average market price to get the "average value realized per share," and multiplying the average value realized per share by the number of options exercised. The amounts in this column may not represent amounts actually realized by the Named Executive Officers.
(2) This number is calculated by subtracting the option exercise price from the closing price of the common stock on June 30, 2001 ($7.00) to get the "average value per option", and multiplying the average value per option by the number of exercisable and unexercisable options. The amounts in this column may not represent amounts actually realized by the Named Executive Officers.

EXECUTIVE  EMPLOYMENT  AGREEMENTS

     Concurrent has entered into employment agreements with its executive officers. These agreements contain generally the same terms and provide for a base salary to be reviewed for increase annually with such increases as awarded at the discretion of the Board of Directors. The agreements also provide for an annual bonus opportunity in a target amount to be established by the Board of Directors at the recommendation of the Compensation Committee. The actual amounts paid depend upon the degree of achievement of various objectives reasonably consistent with Concurrent's business plan, which is approved annually by the Board of Directors.

     Pursuant to the terms of the employment agreements with the executive officers of Concurrent, employment may be terminated by either Concurrent or the respective executive officer at any time. In the event the executive officer voluntarily resigns (except as described below) or is terminated for cause, compensation under the employment agreement will end. In the event an agreement is terminated directly by Concurrent without cause or in certain circumstances constructively by Concurrent, the terminated employee will receive severance compensation for a one-year period, in an annualized amount equal to the respective employee's base salary then in effect plus an amount equal to the then most recent annual bonus paid or, if determined, payable, to such employee.

     Jack A. Bryant. In July 2000, Concurrent entered into an employment agreement with Jack Bryant, the President and Chief Executive Officer.

     - Mr. Bryant is paid an annual salary of $243,000 and an annual target bonus of 65% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the board of directors or a committee thereof.

     - The term of his employment will continue until terminated by Concurrent or Mr. Bryant.

     - The agreement provides for the payment of salary and target bonus for twelve months after the date of termination payable in equal biweekly installments or in accordance with Concurrent's normal salary payment procedures if the termination was other than:

          (1) for cause, such as the commission of a felony, embezzlement, material dishonesty against Concurrent , or gross negligence in the performance of duties; or

          (2)  due  to  Mr.  Bryant's  disability  or  death.

     If Mr. Bryant's employment is terminated for any reason, he is prohibited from competing with Concurrent, soliciting Concurrent's customers or recruiting Concurrent's employees for any period in which Mr. Bryant receives severance payments, plus a period of one year.

     Steven R. Norton. In October 1999, Concurrent entered into an employment agreement with Steven R. Norton, the Executive Vice President, Chief Financial Officer and Secretary.

     - Mr. Norton is paid an annual salary of $185,000 and an annual target bonus of $92,500 per year. The objectives for each year and other terms and conditions of the bonus opportunity are established by the board of directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to two times his annual target bonus.

     - The term of his employment will continue until terminated by Concurrent or Mr. Norton.

     - The agreement provides for the payment of salary for twelve months after the date of termination payable in equal biweekly installments or in accordance with Concurrent's normal salary payment procedures if the termination was other than:

          (1) for cause, such as the commission of a felony, embezzlement, material dishonesty against Concurrent, or gross negligence in the performance of duties; or

          (2)  due  to  Mr.  Norton's  disability  or  death.

     - If Mr. Norton's employment is terminated for cause or disability, or if he resigns, he is prohibited from competing with Concurrent or trying to hire its employees for a period of one year.

     Steve  G. Nussrallah.   Mr. Nussrallah, the former Chief Executive Officer,
is entitled to certain benefits under his employment agreement with the Company.

     - Mr. Nussrallah will receive severance compensation of $1,049,400, equal to two times the aggregate amount of his annual base salary and annual target bonus in effect on December 1, 2000, to be paid in periodic installments in accordance with the normal salary payment procedures. He is also entitled to continued coverage under the group life, hospitalization, medical and dental plans for two years from December 1, 2000.

     - One-third of Mr. Nussrallah's 1,250,000 unvested options vested immediately on December 1, 2000. Mr. Nussrallah may exercise his vested options on or before December 1, 2003. The remaining options will vest over the normal vesting period.

     - Mr. Nussrallah's noncompetition and nonsolicitation period is equal to the shorter of two years from December 1, 2000 or when Concurrent fails to pay his severance compensation in accordance with his employment agreement.


COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     The current members of the Compensation Committee are Messrs. Brunner (Chairman), Handel and Hawthorne. None of the members of the Compensation Committee have ever been an officer or employee of Concurrent. In addition, none of Concurrent's executive officers serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serves on Concurrent's Board or on the Compensation Committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION



OVERVIEW  AND  PHILOSOPHY

     Concurrent's primary objective is to maximize stockholder value over time by developing and implementing a comprehensive business strategy. The Compensation Committee's primary objective is to review compensation programs, employee benefit plans and personnel policies applicable to officers and other members of Concurrent's senior management to assure that they support Concurrent's objectives and are in the long-term interests of the stockholders. The Compensation Committee reviews the performance of executive officers and recommends appropriate compensation, including cash and incentive compensation, and stock option grants for approval by the Board. The Compensation Committee's overall compensation philosophy is to provide rewards that:

     - are linked to the achievement of Company and individual performance objectives;
     -    align  employee  interests  with  the  interests  of  stockholders;
     -    are  sufficient  to attract and retain needed, high-quality employees;
          and
     - provide a mix of cash and potential stock ownership tied to the immediate and long-term business strategy.

The Compensation Committee solicits and analyzes periodic reports from independent consultants regarding the appropriateness of compensation levels.

EXECUTIVE  OFFICER  COMPENSATION

     The Compensation Committee uses the following key principles in structuring, reviewing and revisiting compensation targets and packages of executive officers:

     - Equity At-Risk Link of Company performance and individual rewards to instill ownership (stockholder) thinking. Recognition of individual contributions toward achievement of specific business objectives as well as overall Company results.

     - Competitive Position of both base salary and total compensation with the high technology computer industry.

     - Management Development programs designed to successfully attract and retain individuals who can maximize the creation of stockholder value, and motivate employees to attain Company and individual performance objectives.

COMPONENTS  OF  EXECUTIVE  COMPENSATION

     The three components of executive compensation are base salary, annual incentive (bonus) awards and equity participation.

     - Base Salary. Base salary is determined based on competitive factors and individual and Company performance. It is targeted to be at approximately the average of the high technology computer industry for comparable positions of responsibility. Annual increases are intended to be consistent with individual and Company performance and competitive with industry trends.

     - Annual Incentive (Bonus) Awards. At the beginning of each fiscal year, the Compensation Committee establishes Company performance objectives for the fiscal year and target bonus opportunities for each executive officer based on the achievement of Company performance objectives.

          The target bonus opportunity is a percentage of base salary initially established at the time the person became an executive officer, generally 30% to 50% for executive officers other than the chief executive officer and 65% for the chief executive officer. The target bonus opportunity is reviewed periodically for an increase based on level of responsibility, potential contribution to the achievement of Company objectives and competitive practices. Under recent plans, the target bonus is earned based on the achievement of Company performance objectives set annually, for example, the achievement of a certain level of revenue and profitability before income taxes. Minimum thresholds of achievement are also established. Actual awards are determined at the end of the fiscal year based on achievement of the established Company performance objectives.

     - Equity Participation. Equity participation is in the form of stock option grants with exercise prices equal to the fair market value of a share of Common Stock at the effective date of grant. The Committee supports aggregate executive officer equity participation in the range of 10% of outstanding equity.

CHIEF  EXECUTIVE  OFFICER  COMPENSATION

     Mr. Bryant was elected to the position of President and Chief Executive Officer of Concurrent effective October 30, 2000. His base salary, effective October 30, 2000, has been set at $243,000 and a target bonus based upon achievement of certain performance objectives of 65% of his base salary. Because the Company's performance did not meet all of the annual incentive plan objectives established for fiscal 2001, the Compensation Committee approved payment to Mr. Bryant a bonus of $122,137, which is 77% of his pro-rated target bonus.

CONCLUSION

     The Compensation Committee believes the executive compensation policies and programs serve the interest of the stockholders and Concurrent. The Compensation Committee also believes the base salary amounts, bonus awards and equity participation grants for executive officers have been linked to and are commensurate with Company performance and individual efforts in achieving the strategic goals of Concurrent.

                                   COMPENSATION  COMMITTEE  FOR  FISCAL  2001

                                   Michael  A.  Brunner,  Chairman
                                   Morton  E.  Handel
                                   Bruce  N.  Hawthorne

                                   September  12,  2001

     The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                          REPORT OF THE AUDIT COMMITTEE

     Concurrent's Audit Committee is responsible for, among other things, reviewing with our independent auditors the scope and results of their audit engagement. In connection with the fiscal 2001 audit, the Audit Committee has:

     - reviewed and discussed with management our audited financial statements to be included in our Annual Report on Form 10-K for the year ended June 30, 2001,

     - discussed with Deloitte & Touche LLP, our independent auditors, the matters required by Statement of Accounting Standards No. 61, and

     - received from and discussed with Deloitte & Touche LLP the written disclosures and letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 regarding their independence.

     Based on the review and the discussions described in the preceding bullet points, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the Securities and Exchange Commission.

     The Audit Committee has adopted a charter, a copy of which is attached to this Proxy Statement as Annex I. The members of the Audit Committee have been determined to be independent in accordance with the requirements of Rule 4350(d)(2) of the National Association of Securities Dealers listing standards.

                                   AUDIT  COMMITTEE  FOR  FISCAL  2001

                                   C.  Shelton  James,  Chairman
                                   Richard  P.  Rifenburgh
                                   Morton  E.  Handel

                                   September  12,  2001

     The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Acts, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT  FEES

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for fiscal 2001 and for the reviews of the financial statements included in Quarterly Reports on Form 10-Q for fiscal 2001 were $182,860.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for information technology services relating to financial information systems design and implementation for fiscal 2001 were $0.

ALL  OTHER  FEES

     The aggregate fees billed by Deloitte & Touche LLP for services rendered to Concurrent, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for fiscal 2001 were $382,850. These fees were primarily for tax return preparation and consultation and services performed in connection with the Company's private placement of common stock.

     The Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independent auditor's independence.

     COMMON STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, to the knowledge of Concurrent, the beneficial ownership of Concurrent's common stock as of August 13, 2001 for directors, the Named Executive Officers, directors and officers as a group, and each person who is a stockholder holding more than a 5% interest in Concurrent's common stock.

                                           NUMBER        OPTIONS
                                          OF SHARES    EXERCISABLE    PERCENT OF
                                        BENEFICIALLY      WITHIN     OUTSTANDING
                                          OWNED(1)      60 DAYS(2)    SHARES(3)
                                          --------      ----------    ---------
DIRECTORS AND EXECUTIVE OFFICERS:
--------------------------------
Alex B. Best                               1,200            20,000             *
Michael A. Brunner                        10,000            10,000             *
Jack A. Bryant                            41,101 (4)       108,000             *
Morton E. Handel                          31,000            10,000             *
Bruce N. Hawthorne                        15,250 (5)        30,000             *
C. Shelton James                               -            17,000             *
Steve G. Nussrallah                       37,667 (6)       561,474             *
Richard P. Rifenburgh                          -            20,000             *
Steven R. Norton                           1,300 (10)      125,000             *
Daniel S. Dunleavy                        58,453 (7)        25,000             *
Robert E. Chism                           57,200 (8)       429,333             *
Robert  Menzel                           134,411 (9)        16,666             *
David Nicholas                             2,037 (10)      107,000             *
Directors, named executive officers,
and other current officers as a group
(15 persons)                           1,505,022         1,506,140           4.9%


FIVE PERCENT STOCKHOLDERS:
--------------------------

PRIMECAP Management Company            5,465,000                 -          9.04%
225 South Lake Avenue #400
Pasadena, CA 91101

*     Less  than  1.0%

(1) Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Concurrent believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as benificially owned. This table is based upon information supplied by executive officers, directors and principal stockholders, and Schedules 13D and 13G filed with the Commission.
(2) Represents shares that can be acquired through stock option exercises on or prior to October 12, 2001.
(3) Based on an aggregate of 60,466,350 shares of common stock issued and outstanding as of August 13, 2001. Assumes that all options owned by this person are exercised. The total number of shares outstanding used in calculating this percentage also assumes that none of the options owned by other persons are exercised.
(4) Includes 10,000 shares that are held by Mr. Bryant's spouse and 1,101 shares held for the benefit of Mr. Bryant in Concurrent's Retirement Savings Plan.


                                       18

(5)  Includes  1,000  shares  that  are  held  by  Mr.  Hawthorne's  spouse.
(6) Includes 1,667 shares held for the benefit of Mr. Nussrallah in Concurrent's Retirement Savings Plan.
(7) Includes 9,170 shares held for the benefit of Mr. Dunleavy in Concurrent's Retirement Savings Plan.
(8) Includes 7,200 shares held for the benefit of Mr. Chism in Concurrent's Retirement Savings Plan.
(9) Includes 8,221 shares held for the benefit of Mr. Menzel in Concurrent's Retirement Savings Plan.
(10) Represents shares held for the benefit of the indivdual in Concurrent's Retirement Savings Plan.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                               (ITEM 2 OF NOTICE)

     Upon the recommendation of the Audit Committee, the Board of Directors has selected the firm of Deloitte & Touche LLP, independent public accountants, as auditors of Concurrent for the fiscal year ending June 30, 2002 and is submitting the selection to stockholders for ratification. A representative of Deloitte & Touche LLP will be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.


                     ADOPTION OF THE 2001 STOCK OPTION PLAN
                               (ITEM 3 OF NOTICE)


     A proposal will be presented at the meeting to approve the adoption of the Concurrent Computer Corporation 2001 Stock Option Plan. The 2001 Plan will replace the 1991 Restated Stock Option Plan, which expires on January 31, 2002. The 2001 Plan was adopted by the Board of Directors on August 21, 2001 and will become effective on November 1, 2001, subsequent to the approval by Concurrent's stockholders. The text of the 2001 Plan is set forth in Annex II to this Proxy Statement, and stockholders are urged to review it together with the following summary, which is qualified in its entirety by reference to Annex II.

2001  STOCK  OPTION  PLAN

     Introduction. The purpose of the 2001 Plan is to advance the interests of Concurrent by enabling officers, employees, non-employee directors and consultants of Concurrent and its designated affiliates to participate in Concurrent's future and to enable Concurrent to attract and retain such persons by offering them proprietary interests in Concurrent.

     The 2001 Plan provides for the grant of stock options ("Options") intended to qualify as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Options not intended to qualify under Section 422 of the Code ("NSOs"). The 2001 Plan also allows for the grant, in connection with Options, of stock appreciation rights ("Stock Appreciation Rights"), the grant of restricted common stock awards ("Restricted Stock"), and the cash out of Options granted under the 2001 Plan. Options, Stock Appreciation Rights and Restricted Stock awards are referred to below collectively as "Awards."

     2001 Plan Administration and Shares Subject to the 2001 Plan. The 2001 Plan is administered by the Compensation Committee of the Board (or such other committee of the Board), composed of not less than 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" under Section 162(m) of the Code. The Compensation Committee has the power to construe and interpret the 2001 Plan and determine the terms of the Options and other Awards granted under the 2001 Plan, including which eligible individuals are to receive Options, the time or times when grants are to be made, the number of shares subject to an Option, the exercise price for an Option, the status of an Option as either an ISO or a NSO, and the vesting
(exercise)  schedule  of  each  Option.

     The 2001 Plan provides for the issuance of an aggregate of 3,000,000 shares of common stock pursuant to Awards. These 3,000,000 shares will include unissued shares previously reserved and available for distribution under the 1991 Restated Stock Option Plan, unless subject to an outstanding award under the 1991 Plan. Shares reserved and available for distribution pursuant to Awards under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. In the event of certain corporate transactions, the Compensation Committee may make adjustments it determines appropriate to the number of shares of common stock reserved for issuance under the 2001 Plan, the annual grant caps provided in the Plan, the automatic Option grants to non-employee directors, the number and exercise price of shares subject to outstanding Options and Stock Appreciation Rights, and the number of shares subject to other outstanding Awards granted under the 2001 Plan. With limited restrictions, shares of common stock subject to Options or other Awards that are not exercised during their term, or that are otherwise forfeited, will again become available for the grant of new Awards under the 2001 Plan. In addition, any shares of common stock purchased by an optionee upon exercise of an Option that is subsequently repurchased by Concurrent pursuant to the terms of such Option, may again be the subject of an Award under the 2001 Plan.

     Eligibility and Annual Grant Caps. ISOs only may be granted to employees of Concurrent and its subsidiaries. NSOs and other Awards may be granted to officers, employees and consultants of Concurrent, and officers, employees and consultants of designated affiliated companies. The 2001 Plan also provides for automatic grants of NSOs to directors who are not Company employees or employees of a designated affiliated company, in accordance with a formula set forth in the 2001 Plan.

     Subject to adjustment as noted above, no officer, employee or consultant may be granted in any calendar year Options to purchase more than 1,000,000 shares of common stock, Stock Appreciation Rights based on the appreciation with respect to more than 1,000,000 shares of common stock, or Awards of Restricted Stock for more than 1,000,000 shares of common stock.

     Options. Subject to the terms of the 2001 Plan, the Compensation Committee determines the terms of Options granted under the 2001 Plan. The purchase price of common stock purchased pursuant to the exercise of an Option must at least equal 100% of fair market value (as defined in the 2001 Plan) of common stock on the date of grant of the Option (except in the case of an ISO granted to a 10% shareholder under Section 422(b)(6) of the Code, in which case the purchase price must be at least equal to 110% of fair market value). The term of an Option may not exceed ten years (except in the case of an ISO granted to a 10% shareholder, in which case the term may not exceed five years).

     Upon the exercise of an Option, the purchase price must be fully paid in cash, certified or bank check, or such other instrument as Concurrent may accept or, subject to the approval of the Compensation Committee, in shares of common stock equal in fair market value to the purchase price that have been held by the optionee for at least 6 months. The Compensation Committee also may provide for an Option to be exercised through a broker-facilitated cashless exercise procedure.

     If the employment of an optionee terminates on account of death or "disability" (as defined in the 2001 Plan), the optionee's Option generally will remain exercisable, to the extent exercisable at the time of death or termination on account of disability, for one year after termination (or for the balance of the Option's term if less). In the case of a termination by death or disability, the Compensation Committee, in its discretion, also may provide for an Option to be exercisable on an accelerated basis. If the employment of an optionee terminates for any reason other than death or disability, the optionee's Option will remain exercisable, to the extent exercisable at the time of termination of employment (or on such accelerated basis as determined by the Compensation Committee), for 3 months after termination (or for the balance of the Option's term if less), unless the termination is for "cause" (as defined in the 2001 Plan), in which case the Option will expire immediately upon termination of employment.

     Upon the initial election of a non-employee director to the Board, he or she automatically will receive an Option under the 2001 Plan to purchase 20,000 shares of common stock. On the date of each successive Annual Meeting of Stockholders, such director automatically will receive an additional Option under the 2001 Plan to purchase 10,000 shares of common stock. These Options are fully vested NSOs, priced at 100% of fair market value of common stock on the date of grant, and each Option terminates upon the earlier to occur of the tenth anniversary of the date of grant or 3 years following termination of service on the Board, unless the termination is for cause, in which case the Option will expire immediately.

     Options granted under the 2001 Plan are not transferable by an optionee other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of an optionee only by the optionee or the optionee's guardian or legal representative.

     Stock Appreciation Rights. Subject to the terms of the 2001 Plan, the Compensation Committee determines the terms of Stock Appreciation Right grants that may be made in the Compensation Committee's discretion in connection with Options granted under the 2001 Plan. A Stock Appreciation Right granted under the 2001 Plan is exercisable only at such time or times, and to the extent that, the Option to which it relates is exercisable. Upon the exercise of a Stock Appreciation Right, the Stock Appreciation Right holder will receive an amount in cash, common stock or both (as determined by the Compensation Committee) equal in value to the excess of the fair market value per share of the common stock on the date of exercise over the purchase price per share specified in the related Option, multiplied by the number of shares with respect to which the Stock Appreciation Right is exercised.

     Restricted Stock Awards. Subject to the terms of the 2001 Plan, the Compensation Committee determines the terms of Awards of Restricted Stock made under the 2001 Plan. A Restricted Stock Award made under the 2001 Plan is an award of common stock on which the Compensation Committee imposes such restrictions and conditions as the Compensation Committee deems appropriate, which may include, for example, continuous employment with Concurrent for a specified term or the attainment of specific goals. The restriction period for all or a portion of a Restricted Stock Award will be at least 3 years, unless the restriction or restrictions applicable to the Award are based on the attainment of specific corporate, divisional or individual performance goals. Performance goals may be based on achieving a certain level of revenue, earnings, earnings per share, net income, return on equity, return on capital, return on assets, total shareholder return, return on sales or cash flow, or any combination thereof, of Concurrent or Concurrent's designated affiliate companies, or any division thereof, or on the extent of changes in such criteria.

     Effects of Certain Changes of Control. The 2001 Plan provides that unless an Award agreement provides otherwise, upon a "change of control" (as defined in the 2001 Plan) of Concurrent, all outstanding Options will become exercisable immediately and all restrictions imposed on outstanding Restricted Stock Awards under the 2001 Plan will lapse.

     Amendment; Termination. The Board may amend or terminate the 2001 Plan at any time, except that no amendment may be made without stockholder approval (a) if the approval of stockholders is required by law or agreement, or (b) if the amendment would materially increase the benefits accruing to participants under the 2001 Plan, materially modify the requirements as to eligibility for participation in the 2001 Plan, or increase the automatic grants to non-employee directors. In addition, no amendment or termination may (1) disqualify the 2001 Plan from the exemption provided by Rule 16b-3 of the Exchange Act, or (2) impair the rights of an Award previously granted without the Award holder's consent (except for amendments made to cause the 2001 Plan to qualify for the exemption provided by Rule 16b-3 of the Exchange Act). The 2001 Plan automatically will terminate on November 1, 2011, unless earlier terminated by the Board.

     Payment of Taxes. When an amount becomes includible in the gross income of an Award holder for income tax purposes relating to such Award, the Award holder is required to pay to Concurrent the taxes required by law to be withheld with respect to such amount. Concurrent may deduct such taxes from any payment otherwise due the Award holder. Unless otherwise determined by Concurrent, an Award holder may satisfy withholding requirements by electing to have Concurrent withhold from delivery shares of common stock having a value equal to the amount of tax to be withheld.

FEDERAL  INCOME  TAX  CONSEQUENCES

     The following is a brief general summary of certain federal income tax consequences applicable to Options, Stock Appreciation Rights and Restricted Stock Awards granted under the 2001 Plan, based on current federal income tax laws, regulations (including proposed regulations), and judicial and administrative interpretations thereof. The federal income tax law and regulations are frequently amended, and such amendments may or may not be retroactive. Individual circumstances also may vary these results.

     Non-Qualified Stock Options. An optionee will not recognize taxable income upon the grant of a NSO. Upon the exercise of a NSO, however, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares transferred to the optionee over the Option exercise price. If, however, an optionee's sale of the shares within 6 months of the transfer would subject the optionee to suit under Section 16(b) of the Exchange Act, the optionee will not recognize income on the date the shares are transferred to him or her, but will recognize income at a later date. The optionee's income will be based on the difference between the Option exercise price and the fair market value of the shares on the date that is the earlier of
(i) 6 months from the date of the transfer or (ii) the first date that the shares can be sold by the optionee without liability under Section 16(b). An optionee in such case may elect, however, to have income recognized on the date of transfer under the rules of Section 83(b) of the Code. Concurrent normally will be entitled to a federal income tax deduction equal to the amount of income recognized by the optionee, provided applicable federal income tax reporting requirements are satisfied and subject potentially to a $1,000,000 deduction limitation under Section 162(m) of the Code with respect to certain executives. If shares acquired upon exercise of a NSO are later sold, then the difference between the sales price and the fair market value of the shares on the date that ordinary income previously was recognized on the shares generally will be taxable as long-term or short-term capital gain or loss (depending upon whether the stock has been held for more than one year).

     Additional special rules not addressed above apply to an optionee who exercises a NSO by paying the Option exercise price, in whole or in part, by the transfer of common stock to Concurrent.

     Incentive Stock Options. An optionee will not recognize taxable income upon the grant of an ISO. In addition, an optionee generally will not recognize taxable income upon the exercise of an ISO. However, upon exercise of an ISO, an optionee's alternative minimum taxable income is increased by the amount that the fair market value of shares transferred to the optionee upon exercise exceeds the Option exercise price, and an optionee's federal income tax liability may be increased as a result under the alternative minimum tax rules of the Code.

     If an optionee sells the common stock acquired upon exercise of an ISO, the tax consequences of the sale (a "disposition") depend upon whether the disposition is a qualifying or disqualifying disposition. A taxable disposition of the shares is qualifying if it is made at least 2 years after the date the ISO was granted and at least one year after the date the ISO was exercised (the "holding periods"). If the disposition of the shares is a qualifying disposition, any excess of the sale price of the common stock over the Option exercise price of the ISO is treated as long-term capital gain taxable to the optionee at the time of the disposition. If the disposition is a disqualifying disposition (made prior to expiration of the holding periods), the optionee generally will recognize ordinary income at the time of the disposition equal to the lesser of (1) the excess of the fair market value of the shares on the date the ISO was exercised over the Option exercise price or (2) the gain realized on the disposition (i.e., the excess of the amount realized on the disposition over the Option exercise price), and any excess of the sale price of the shares over the fair market value of the shares on the date the ISO was exercised will be taxed as short-term or long-term capital gain.

     Unless an optionee engages in a disqualifying disposition of common stock, Concurrent will not be entitled to a federal income tax deduction with respect to an ISO. If an optionee engages in a disqualifying disposition, Concurrent normally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the optionee, provided applicable Federal income tax reporting requirements are satisfied and subject potentially to a $1,000,000 deduction limitation under Section 162(m) of the Code with respect to certain executives.

     Additional special rules not addressed above apply to an optionee who exercises an ISO by paying the Option exercise price, in whole or in part, by the transfer of common stock to Concurrent.

     Restricted Stock Awards. A 2001 Plan participant generally will not be taxed upon the grant of a Restricted Stock Award if the shares are subject to restrictions that amount to a substantial risk of forfeiture (as defined in the Code), but rather will recognize ordinary income in an amount equal to the fair market value of the common stock at the time the shares are no longer subject to a substantial risk of forfeiture. Concurrent normally will be entitled to a deduction at the time when, and in the amount that, the Participant recognizes ordinary income, provided applicable federal income tax reporting requirements are satisfied and subject potentially to a $1,000,000 deduction limitation under
Section 162(m) of the Code with respect to certain executives. However, an Award holder may elect (not later that 30 days after acquiring shares subject to a substantial risk of forfeiture) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding that such shares are subject to a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the Award holder at the time the restrictions lapse. However, if shares with respect to which such an election was made are later forfeited, no tax deduction is allowable to the Award holder for the forfeited shares.

     Stock Appreciation Rights. The grant of Stock Appreciation Rights ordinarily will not result in taxable income to a 2001 Plan participant or a federal income tax deduction to Concurrent. Upon exercise of a Stock Appreciation Right, the Award holder will recognize ordinary income and Concurrent normally will have a corresponding deduction in an amount equal to the cash or the fair market value of the shares of common stock received by the Award holder, subject potentially to a $1,000,000 deduction limitation under
Section 162(m) of the Code with respect to certain executives. If an Award holder allows a Stock Appreciation Right to expire, other than as a result of exercise of a related Option, the Internal Revenue Service may contend that the Award holder has ordinary income in the year of expiration equal to the amount of cash or the fair market value of the common stock that the Award holder would have received if he or she had exercised the Stock Appreciation Right immediately before it expired.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2001 STOCK OPTION PLAN.

                          STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the total returns (assuming reinvestment of dividends) of Concurrent's common stock, The Nasdaq Stock Market (U.S. companies), and the Nasdaq Computer Manufacturers Index. The graph assumes $100 invested on June 30, 1996 in Concurrent common stock and each of the indices.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH FOR
                         CONCURRENT COMPUTER CORPORATION



                               [GRAPHIC  OMITED]


Fiscal Year Ended                   6/30/96   6/30/97   6/30/98   6/30/99   6/30/00   6/30/01
-----------------                   -------   -------   -------   -------   -------   -------
CCUR                                $ 100.00  $  90.63  $ 189.06  $ 315.63  $ 656.25  $ 350.00
Nasdaq Stock Market (US Companies)  $ 100.00  $ 121.60  $ 160.06  $ 230.22  $ 340.37  $ 184.51
Nasdaq Computer Manufacturers       $ 100.00  $ 125.47  $ 203.89  $ 380.67  $ 701.00  $ 280.71


     The foregoing graph should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Acts, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                                  OTHER MATTERS

EXPENSES  OF  SOLICITATION

     All costs of solicitation of proxies will be borne by Concurrent. In addition to solicitations by mail, Concurrent's Directors, officers and employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and Concurrent will reimburse them for their related out-of-pocket expenses.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Concurrent's officers and directors, and persons who beneficially own more than ten percent of Concurrent's common stock, to file reports of ownership of Concurrent's securities and changes in such ownership with the Commission. Officers, directors and ten percent stockholders are required by the Commission's regulations to furnish Concurrent with copies of all Section 16(a) forms they file.

     Based solely upon its review of copies of such filings received by it and written representations from certain reporting persons, Concurrent believes that during fiscal 2001 all filings were timely except for the November 2000 Form 4's for Mr. Dunleavy and Mr. Handel, which were filed subsequently in February 2001.

2002  STOCKHOLDER  PROPOSALS

     Proposals of stockholders for possible consideration at the 2002 Annual Meeting of Stockholders (expected to be held in October 2002) must be received by the Secretary of Concurrent at 4375 River Green Parkway Duluth, Georgia 30096, not later than May 31, 2002 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. The proxy for the 2002 Annual Meeting of Stockholders may confer discretionary authority to the proxy holders for that meeting with respect to voting on any stockholder proposal received by the Secretary of Concurrent after August 10, 2002.

     Concurrent will consider responsible recommendations by stockholders of candidates to be nominated as directors of Concurrent. All such recommendations must be in writing and addressed to the Secretary of Concurrent. By accepting a stockholder recommendation for consideration, Concurrent does not undertake to adopt or take any other action concerning the recommendation or to give the proponent its reasons for any action or failure to act.

OTHER  MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. If any other matters are properly presented to the meeting, the proxy holders intend to vote, or otherwise to act, in accordance with their judgment on such matters.
                                      By Order of the Board of Directors,



                                      Steven  R.  Norton
                                      Secretary
September 19, 2001
Duluth,  Georgia

                                                                         ANNEX I

                         CONCURRENT COMPUTER CORPORATION
                             AUDIT COMMITTEE CHARTER

Purpose
-------

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to the corporate accounting, reporting practices and the quality and integrity of the financial reports of Concurrent Computer Corporation (the "Company"). The Committee's primary duties and responsibilities are to assist the Board in monitoring:

     - the integrity and reliability of the financial statements of the Company by overseeing internal accounting management's ("Management") administration of the Company's accounting policies, internal accounting and financial controls and financial reporting and disclosure practices;

     - the independence and performance of the Company's outside independent accountants (the "Independent Accountants") and the annual independent audit of the Company's financial statements; and

     - the compliance by the Company with legal, governmental or regulatory requirements by overseeing that Management has established and maintained processes to assure compliance with all applicable laws, regulations and corporate policy.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee shall have the power to retain outside counsel, auditors or other experts for this purpose. The Committee may request any officer or employee of the Company or the Company's outside counsel or the Independent Accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Board and the Committee are in place to represent the Company's shareholders; accordingly, the Independent Accountants are ultimately accountable to the Board and the Committee.

Composition
-----------

The Committee shall be comprised of not less than three members of the Board as determined by the Board, and the Committee's composition will meet the requirements of the listing standards of the Nasdaq Stock Market, as in effect from time to time (the "Listing Standards"). Accordingly, all of the members of the Committee:

     - will be Independent Directors within the meaning of the Listing Standards, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee;

     - will be financially literate and understand basic finance and accounting practices or will become financially literate within a reasonable period of time after appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next organizational meeting or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

Meetings
--------

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with Management, in particular the Company's senior financial officer and the Independent Accountants separately to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the Independent Accountants and Management quarterly to review the Company's financial statements.

Responsibilities  and  Duties
-----------------------------

The Committee's job is one of oversight and the Committee recognizes that Management is responsible for preparing the Company's financial statements and that the Independent Accountants are responsible for auditing those financial statements. Additionally, the Committee recognizes that Management, as well as the Independent Accountants, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the Independent Accountant's work.

To fulfill its responsibilities and duties the following functions shall be the common recurring activities of the Committee's oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances and in compliance with the Listing Standards. The Committee shall:

     1.   REVIEW  DOCUMENTS  AND  REPORTS

          - Review with Management and the Independent Accountants the Company's Quarterly Reports on Form 10-Q prior to filing or prior to the release of earnings, including a discussion with the Independent Accountants of the matters to be discussed by Statement of Auditing Standards No. 71 . The Chairperson of the Committee may represent the entire Committee for purposes of this review.

          - Review with Management and the Independent Accountants the Company's annual financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), including a discussion with the Independent Accountants of the matters required to be discussed by Statement of Auditing Standards No. 61.

          - Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate, to update this Charter.

     2.   REVIEW  PERFORMANCE  AND  INDEPENDENCE  OF THE INDEPENDENT ACCOUNTANTS

          - Review the performance of the Independent Accountants and make recommendations to the Board regarding the appointment or termination of the Independent Accountants. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Independent Accountants. The Independent Accountants are ultimately accountable to the Committee and the entire Board for such Independent Accountants' review of the financial statements and controls of the Company. On an annual basis, the Committee should review and discuss with the Independent Accountants all significant relationships the Independent Accountants have with the Company to determine the accountants' independence.

          - Receive from the Independent Accountants, on a periodic basis, a formal written statement delineating all relationships between the Independent Accountants and the Company consistent with Independence Standards Board Standard 1 ("ISB No. 1").

          - Review, and actively discuss with the Board, if necessary, and the Independent Accountants, on a periodic basis, any disclosed relationships or services between the Independent Accountants and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the accountants.

          - Recommend, if so determined by the Committee, that the Board take certain action to satisfy itself of the auditor's independence.

          - Based on the review and discussions referred to in this Charter, the Committee shall determine whether to recommend to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.


     3.   REVIEW  THE  FINANCIAL  REPORTING  PROCESS

          - In conjunction with the Independent Accountants and Management, review the integrity and reliability of the Company's financial reporting processes, including major issues regarding accounting and auditing principles and practices as well as the adequacy of controls that could significantly affect the Company's financial statements, both internal and external.

          - Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the Independent Accountants or Management.

          - Establish regular systems of reporting to the Committee by both Management and the Independent Accountants regarding any significant judgments made in Management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to required information.

          - Review any significant disagreement among Management and the Independent Accountants in connection with the preparation of the financial statements.

          - Meet periodically with Management to review the Company's major financial risk exposures and the steps Management has taken to monitor and control such exposures.

          - Review with the Independent Accountants any problems or difficulties encountered during a quarterly review or annual audit of the Company's financial statements and review any management letter provided by the Independent Accountants and Management's response to that letter. Such review should include:

               o Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

               o Any changes required in the planned scope of the internal audit.

               o The responsibilities, budget and staffing of the Company's Accounting Department.

     4.   GENERAL

          - Review with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

          - Regularly report through its Chairperson to the Board following meetings of the Committee.

          - Maintain minutes or other records of meetings and activities of the Committee.

                                                                        ANNEX II




                         CONCURRENT COMPUTER CORPORATION
                             2001 STOCK OPTION PLAN

SECTION 1.     Purpose.  The purpose of the Concurrent Computer Corporation 2001
               -------
Stock Option Plan is to advance the interests of Concurrent Computer Corporation (the "Company") by enabling officers, employees, non-employee directors and consultants of the Company and its Affiliates to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

SECTION  2.    Definitions.  For  purposes  of the Plan, the following terms are
               -----------
defined  as  set  forth  below:

               a.   "Affiliate"  means  a corporation or other entity controlled
                     ---------
                    (as determined by the Committee) directly, or indirectly through one or more intermediaries, by the Company and designated by the Committee as such.

               b.   "Award"  means an award granted to a Participant in the form
                     -----
                    of a Stock Appreciation Right, Stock Option, or Restricted Stock, or any combination of the foregoing.

               c.   "Board"  means  the  Board  of  Directors  of  the  Company.
                     -----

               d.   "Cause"  shall  have  the  meaning  set  forth in Section 9.
                     -----

               e.   "Change  of  Control"  shall  have  the meaning set forth in
                     -------------------
                    Section  12.


               f.   "Code"  means  the Internal Revenue Code of 1986, as amended
                     ----
                    from  time  to  time,  and  any  successor  thereto.

               g.   "Committee"  means  the  Committee referred to in Section 5.
                     ---------

               h.   "Company"  means Concurrent Computer Corporation, a Delaware
                     -------
                    corporation.

               i.   "Disability"  means  permanent  and  total  disability  as
                     ----------
                    determined under procedures established by the Committee for purposes of the Plan (provided, in the case of Incentive Stock Option "Disability" is determined consistent with permanent and total disability as defined in Section 22(e)(3) of the Code).

               j.   "Exchange Act" means the Securities Exchange Act of 1934, as
                     ------------
                    amended  from  time  to  time,  and  any  successor thereto.

               k.   "Fair  Market  Value" means the closing sale price as of any
                     -------------------
                    given date of a share of Stock if the Stock is listed on a national securities exchange or quoted on the NASDAQ system or, if no such closing price is available on such date, such closing price as reported for the immediately preceding business day. If the Stock is not listed on a national securities exchange or quoted on the NASDAQ system, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

               l.   "Incentive  Stock Option" means any Stock Option intended to
                     -----------------------
                    be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

               m.   "Non-Qualified  Stock Option" means any Stock Option that is
                     ---------------------------
                    not  an  Incentive  Stock  Option.

               n.   "Normal  Retirement" means retirement from active employment
                     ------------------
                    with the Company or an Affiliate at or after age 65 or at such other age as may be specified by the Committee in the Award agreement.

               o.   "Participant"  means  an  officer,  employee,  non-employee
                     -----------
                    director or consultant of the Company or of an Affiliate to whom an Award has been granted that has not terminated, expired or been fully exercised.

               p.   "Plan"  means the Concurrent Computer Corporation 2001 Stock
                     ----
                    Option Plan, as set forth herein and as hereinafter amended from time to time.

               q.   "Restriction  Period" means the period of time, which may be
                     -------------------
                    a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the Restrictions imposed on such Stock, as determined by the Committee.

               r.   "Restrictions" means the restrictions and conditions imposed
                     ------------
                    on Restricted Stock awarded to a Participant, as determined by the Committee, that must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

               s.   "Restricted  Stock"  means  an  award  of  Stock  subject to
                     -----------------
                    Restrictions whereby the Participant's rights to full enjoyment of the Stock are conditioned upon the future performance of substantial services or are otherwise subject to a "substantial risk of forfeiture" within the meaning of
                    Section  83  of  the  Code.

               t.   "Restricted  Stock  Agreement"  means  a  written  agreement
                     ----------------------------
                    between a Participant and the Company evidencing an Award of Restricted Stock.

               u.   "Restricted  Stock  Award  Date" means the date on which the
                     ------------------------------
                    Committee  awarded  Restricted  Stock  to  the  Participant.

               v.   "Retirement"  means Normal Retirement or early retirement if
                     ----------
                    the Company's Profit Sharing and Savings Plan provides for same.

               w.   "Rule 16b-3" means the exemption under Rule 16b-3 to Section
                     ----------
                    16(b)  of  the  Exchange  Act, as amended from time to time.

               x.   "Stock" means common stock, $.01 per share par value, of the
                     -----
                    Company.

               y.   "Stock  Appreciation  Right"  means  a  right  granted under
                     --------------------------
                    Section  10 to receive the appreciation in a share of Stock.

               z.   "Stock  Option"  or  "Option"  means an option granted under
                     -------------        ------
                    Section  7  or  9.

               aa.  "Termination  of  Employment"  means  the  termination  of a
                     ---------------------------
                    Participant's employment with the Company and any Affiliate. A Participant employed by an Affiliate also shall be deemed to incur a Termination of Employment if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or another Affiliate.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used. For purposes of the definitions set forth in this Section 2, the singular shall include the plural and the plural shall include the singular.

SECTION 3.     Effective Date.  The effective date of the Plan shall be November
               --------------
1,  2001.

SECTION  4.     Stock  Subject  to  Plan.  The  total  number of shares of Stock
                ------------------------
reserved and available for distribution pursuant to Awards under the Plan shall be 3,000,000 shares of Stock, inclusive of all shares previously reserved and available for distribution under the Concurrent Computer Corporation 1991 Restated Stock Option Plan (the "1991 Plan") that, as of the effective date of the Plan, are not subject to an outstanding award under the 1991 Plan. Shares of Stock reserved and available for distribution pursuant to Awards under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          If any shares of Stock cease to be subject to a Stock Option (as a result of cancellation, expiration or exchange of such Option), if any shares of Restricted Stock are forfeited, or if any Award otherwise terminates without a distribution being made to the Participant in the form of Stock, such shares shall again be available for Awards under the Plan. In addition, any Stock purchased by a Participant upon exercise of an Option under the Plan, that is subsequently repurchased by the Company pursuant to the terms of such Option, may again be the subject of an Award under the Plan.

          In the event of any merger, reorganization, consolidation, recapitalization (including, but not limited to, the issuance of Stock or any securities convertible into Stock in exchange for securities of the Company), stock dividend, stock split or reverse stock split, extraordinary distribution with respect to the Stock or other similar change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, the annual grant caps described in Section 6, the non-employee director grant numbers described in Section 7, and the number and Option price of shares subject to outstanding Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award always shall be a whole number. Such adjusted Option price also shall be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option. In addition, the Committee shall have the right (in any manner that the Committee in its discretion deems consistent with Section 424(a) of the Code and without regard to the annual grant caps described in Section 6) to make any Award to effect the assumption of, or the substitution for, stock option, stock appreciation right and restricted stock grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such stock option, stock appreciation right and restricted stock grants.

SECTION  5.     Administration.
                --------------

          The Plan shall be administered by the Compensation Committee ("Committee") of the Board or such other committee of the Board, composed of not less than two (2) members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" under Section 162(m) of the Code. If at any time no Committee shall be in place, the functions of the Committee specified in the Plan shall be exercised by the Board.

          The Committee shall have plenary authority to grant Awards to officers, employees and consultants of the Company or an Affiliate.

          Among other things, the Committee shall have the authority, subject to the terms of the Plan,

          (a) to select the officers, employees and consultants to whom Awards may from to time be granted;

          (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock, or any combination thereof, are to be granted hereunder;

          (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

          (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option price, any vesting restriction or limitation, any repurchase rights in favor of the Company and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

          (e) to determine under what circumstances an Award may be settled in cash or Stock; and

          (f)  to  determine  Fair  Market  Value.

          The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto); and to otherwise supervise the administration of the Plan.

          The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

          Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

SECTION  6.  Eligibility  and  Annual  Grant  Caps.
             -------------------------------------

     Officers, employees and consultants of the Company and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates are eligible to be granted Awards under the Plan. Non-employee directors of the Company are eligible only to be granted Options pursuant to Section 7. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Award under the Plan shall not be eligible to receive an Award under the Plan for the duration of the waiver.

      No officer, employee or consultant shall be granted in any calendar year Options to purchase more than 1,000,000 shares of Stock, Stock Appreciation Rights based on the appreciation with respect to more than 1,000,000 shares of Stock, or Awards of Restricted Stock for more than 1,000,000 shares of Stock.

SECTION  7.  Options  Granted  to  Non-Employee  Directors.
             ---------------------------------------------

     The provisions of this Section 7 govern the granting and terms of Options for any director of the Company who is not an employee of the Company or any of its Affiliates ("Eligible Director"). No Option may be granted to Eligible Directors other than pursuant to this Section 7.

     On the date of the initial election of an Eligible Director to the Board, without further action by the Board or the stockholders of the Company, such Eligible Director automatically shall be granted an Option to purchase 20,000 shares of Stock. On the date of each annual meeting of stockholders of the

Company after an Eligible Director's initial election, such Eligible Director shall be granted, without further action by the Board or the stockholders of the Company, an Option to purchase 10,000 shares of Stock, for service to be provided as a director of the Company.

     The Option price per share purchaseable upon the exercise of an Option under this Section 7 shall be 100% of the Fair Market Value of such share as of the date such Option is granted. Each Option granted under this Section 7 shall be immediately exercisable and no Option shall be exercisable after the expiration of ten (10) years from the date of grant. Each Option granted pursuant to this Section 7 shall be exercisable during the period the Eligible Director remains a member of the Board and for a period of three (3) years following termination of service on the Board, other than termination for Cause (in which case the Option shall immediately terminate in full), or until the tenth (10th) anniversary of the date of grant, whichever period is shorter.

SECTION  8.  Duration  of  the  Plan.
             -----------------------

     The Plan shall terminate ten (10) years from the effective date specified in Section 4, unless terminated earlier pursuant to Section 13, and no Options may be granted thereafter.

SECTION  9.  Stock  Options.
             --------------

     Stock Options granted under the Plan may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Committee shall have the authority to grant any officer, employee or consultant of the Company or of an Affiliate Stock Options (with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiary corporations (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     Stock Options shall be evidenced by Option agreements, the terms and provisions of which may differ. An Option agreement shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a Participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and takes such other action as necessary for the grant of the Stock Option. The Company shall notify a Participant of any grant of a Stock Option, and a written Option agreement shall be duly executed and delivered by the Company to the Participant. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under
Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

          (a)  Option  Price.  The  Option  price per share of Stock purchasable
               -------------
under an Option shall be determined by the Committee and set forth in the Option agreement, and shall not be less than the Fair Market Value of a share of Stock subject to the Option on the date of grant of the Option (or, in the case of an Incentive Stock Option granted to a "10 percent" shareholder under Section 422(b)(6) of the Code, shall not be less than 110% of the Fair Market Value of a share of Stock subject to the Option on the date of grant of the Option).

          (b)  Option  Term.  The  term  of  each Stock Option shall be ten (10)
               ------------
years, unless otherwise specified by the Committee in the written option agreement (provided that no Option shall be exercisable more than ten (10) years after the date of grant and no Incentive Stock Option granted to a "10 percent" shareholder under Section 422(b)(6) of the Code shall be exercisable more than five (5) years after the date of grant).

          (c)  Exercisability.  Subject  to  Section  12, Stock Options shall be
               --------------
exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time, accelerate the exercisability of any Stock Option.

          (d)  Method  of Exercise. Subject to the provisions of this Section 9,
               -------------------
Stock Options may be exercised (to the extent then exercisable), in whole or in part, at any time during the Option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

     Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment in full or in part also may be made in the form of unrestricted Stock already owned by the optionee of the same class as the Stock subject to the Stock Option; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock of the same class as the Stock subject to the Stock Option shall be authorized only at the time the Stock Option is granted. If a Stock Option is exercised using unrestricted Stock already owned by the optionee, such Stock must have been held by the optionee for at least six (6) months.

     In the discretion of the Committee, payment for any Stock subject to an Option also may be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of already owned shares of Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value of such already owned shares of Stock on the date preceding the exercise of such Option (and transfer of such already owned shares to the account of the Company).

          (e)  Non-transferability  of  Options.  No  Stock  Option  shall  be
               --------------------------------
transferable by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the Option agreement and any person to whom an Option is transferred by will or the laws of descent and distribution.

          (f)  Termination  by  Death. If an optionee's employment terminates by
               ----------------------
reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g)  Termination by Reason of Disability. If any optionee's employment
               ------------------------------------
terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter;

provided, however, that if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such one-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h)  Other  Termination.  If  an  optionee  incurs  a  Termination  of
               ------------------
Employment for any reason other than death, Disability or Cause, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of three (3) months (or such shorter period as the Committee may specify at grant) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter. If an optionee incurs a Termination of Employment by the Company or an Affiliate for Cause, any Stock Option held by such optionee shall thereupon immediately terminate in full. Unless otherwise determined by the Committee at the time of grant of an Option, for the purposes of the Plan, "Cause" shall have the same meaning as that set forth in any employment or severance agreement in effect between the Company and the Participant at the time of determination. If there is no such employment or severance agreement, "Cause" shall have the same meaning as set forth in the Award or if there is no such definition in the Award, "Cause" shall mean (1) the conviction of the optionee for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling the optionee's employment duties (or duties as a director, in the case of a non-employee director), or (3) willful and deliberate failure on the part of the optionee to perform his or her employment duties (or duties as a director, in the case of a non-employee director) in any material respect.

          (i)  $100,000 Limit for Incentive Stock Options. No Stock Option shall
               -------------------------------------------
be treated as an ISO to the extent that the aggregate Fair Market Value of the shares of Stock subject to the Option that would first become exercisable in any calendar year exceeds $100,000. Any such excess instead automatically shall be treated as a Non-Qualified Stock Option. The Committee shall interpret and administer the Incentive Stock Option limitation set forth in this Section 9(i) in accordance with Section 422(d) of the Code, and the Committee shall treat this Section 9(i) as in effect only for those periods for which Section 422(d) of the Code is in effect.

          (j)  Cashing  out of Option. On receipt of written notice of exercise,
               ----------------------
the Committee may elect to cash out all or part of any Stock Option to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of a share of Stock that is the subject of the Option exercise over the Option price times the number of shares of Stock subject to the Option on the effective date of such cash out.

SECTION  10.  Stock  Appreciation  Rights.
              ---------------------------

          (a)  Grant  and  Exercise. Stock Appreciation Rights may be granted in
               --------------------
conjunction with all or part of a Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

     A Stock Appreciation Right may be exercised by an optionee in accordance with Section 10(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 10(b). A Stock Option that has been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised.

          (b)  Terms  and Conditions. Stock Appreciation Rights shall be subject
                --------------------
to such terms and conditions as shall be determined by the Committee, including the following:

               (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 9 and this Section 10.

               (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock, or both, equal in value to the excess of the Fair Market Value of one share of Stock over the Option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

               (iii)  Stock  Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 9(e).

               (iv) Upon  the  exercise of a Stock Appreciation Right, the Stock
                    Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of determining the number of shares of Stock available for issuance under the Plan in accordance with
                    Section 4, but only to the extent of the number of shares resulting from dividing the value of the Stock Appreciation Right at the time of exercise, determined in accordance with this Section 10, by the Fair Market Value of one share of Stock.

SECTION  11.  Terms  of  Restricted  Stock  Awards.
              ------------------------------------

     Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine

          (a) the terms and conditions of the Restricted Stock Agreement between the Company and the Participant evidencing the Award;

          (b) the Restriction Period for all or a portion of the Award, which Restriction Period may differ with respect to each Participant but shall be at least three (3) years, unless the Restriction or Restrictions applicable to the Award are based on the attainment of specific corporate, divisional or individual performance standards or goals;

          (c) the Restriction or Restrictions applicable to the Award, including, but not limited to, continuous employment with the Company or an Affiliate for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restrictions or Restrictions may differ with respect to each Participant;

          (d) whether the Participant shall receive the dividends and other distributions paid with respect to the Award as declared and paid to the holder of the Stock during the Restriction Period or whether such dividends or other distributions shall be withheld by the Company for the account of the Participant until the Restriction Period has expired or the Restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid; and

          (e) the percentage of the Award that shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restriction Period or the satisfaction of the Restrictions applicable to the Award.

     Upon an Award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued in the name of the Participant, or otherwise shall be transferred to the name of the Participant on the books and records of the Company, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall be entitled to vote the Stock. Any stock certificates issued to the Participant shall be held in custody by the Company, together with stock powers executed by the Participant in favor of the Company, until the Restriction Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

SECTION  12.  Change  of  Control.
              -------------------

               Unless an Award agreement provides otherwise, upon the occurrence of a Change of Control,

               (a) any and all outstanding Options and Stock Appreciation Rights shall become immediately exercisable, and the Committee, in its discretion, shall have the right (but not the obligation) to cash out prior to the transaction each Option and Stock Appreciation Right by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of a share of Stock over the Option price per share of Stock times the number of shares of Stock subject to the Option on the effective date of the cash out (in which event each Option and Stock Appreciation Right shall thereupon expire); and

               (b) the Restriction Period and Restrictions imposed on the Restricted Stock shall lapse, and the Restricted Stock shall vest in the Participant, and any dividends and distributions paid with respect to the Restricted Stock that were escrowed during the Restriction Period shall be paid to the Participant.

               For purposes of this Plan, "Change of Control" means the occurrence of any of the following events:

               (a) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder, including, without limitation, Rule 13d-5(b)) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of the Company that represent 35% or more of the combined voting power of the Company's then outstanding voting securities, other than

               (i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

               (ii) an  acquisition  of  voting  securities  by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

               (iii)  an  acquisition  of  voting  securities  pursuant  to  a transaction described in clause (c) below that would not be a Change of Control under clause (c);

               (b) a change in the composition of the Board that causes less than a majority of the directors of the Company to be directors that meet one or more of the following descriptions:

               (i) a director who has been a director of the Company for a continuous period of at least 24 months, or

               (ii) a  director  whose  election  or  nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses (b)(i), (ii), or (iii) by prior nomination or election, but excluding, for the purpose of this subclause (ii), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of the Company's assets, consolidation, reorganization, or business combination that would be a Change of Control under clause (c) on consummation thereof, or

               (iii)  who  were  serving  on  the  Board  as  a  result  of  the consummation of a transaction described in clause (c) that would not be a Change of Control under clause (c);

               (c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

               (i) that results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least 50% of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

               (ii) after  which  more  than  50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board's approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

               (iii)  after  which  no  person or group beneficially owns voting securities representing 35% or more of the combined voting power of the Successor Entity, unless the Board determines in its discretion that beneficial ownership by a person or group of voting securities representing 35% or more of the combined voting power of the Successor Entity shall not be deemed a Change of Control; or

               (d)  a  liquidation  or  dissolution  of  the  Company.

               For purposes of clarification, an acquisition of Company securities by the Company that causes the Company's voting securities beneficially owned by a person or group to represent 35% or more of the combined voting power of the Company's then outstanding voting securities is not to be treated as an "acquisition" by any person or group for purposes of clause (a) above. For purposes of clause (a) above, the Company makes the calculation of voting power as if the date of the acquisition were a record date for a vote of the Company's shareholders, and for purposes of clause (c) above, the Company makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of the Company's shareholders.

SECTION  13.  Amendments  and  Termination.
              ----------------------------

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made that would (i) impair the rights of an Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders (a) to the extent such approval is required by law or agreement or (b) to the extent such amendment materially increases the benefits accruing to Participants under the Plan, materially modifies the requirements as to eligibility for participation in the Plan, or increases the grants under
Section  7.

     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Award holder without the holder's consent, except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without shareholder approval.

SECTION  14.  General  Provisions.
              -------------------

               (a) Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

     (b) The Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the employment of any employee at any time.

     (c) No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. No federal tax withholding shall be effected under the Plan that exceeds the minimum statutory federal withholding requirements.

     (d) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

     (e) Agreements entered into by the Company and Participants relating to Awards under the Plan, in such form as may be approved by the Committee from time to time, to the extent consistent with or permitted by the Plan shall control with respect to the terms and conditions of the subject Award. If any provisions of the Plan or any agreement entered into pursuant to the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan or the subject agreement.

     (f) As a condition to the grant of an Award, or the issuance of shares of Stock subject to an Award, the Committee may prescribe corporate, divisional, and/or individual performance goals applicable to all or any portion of the shares subject to the Award. Performance goals may be based on achieving a certain level of revenue, earnings, earnings per share, net income, return on equity, return on capital, return on assets, total shareholder return, return on sales or cash flow, or any combination thereof, of the Company or the Company and its Affiliates, or any division thereof, or on the extent of changes in such criteria.

     (g) All references to sections are to sections of the Plan unless otherwise indicated. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.